================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                December 8, 2003
                        (Date of earliest event reported)


                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)


           DELAWARE                     001-14039              64-0844345
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


                               200 NORTH CANAL ST.
                           NATCHEZ, MISSISSIPPI 39120
          (Address of principal executive offices, including zip code)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)


================================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        Exhibits

     EXHIBIT NUMBER                       DESCRIPTION

           99.1 Press release dated December 8, 2003 providing information regarding the sale of $100 million of senior unsecured notes in a private placement. The seven-year notes will carry a coupon rate of 9.75% with a maturity on December 5, 2010.

ITEM 12. REGULATION FD DISCLOSURE

                  On December 8, 2003, Callon Petroleum Company issued the press releases attached as Exhibits 99.1 providing information regarding the sale of $100 million of senior unsecured notes in a private placement. The seven-year notes will carry a coupon rate of 9.75% with a maturity on December 5, 2010.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CALLON PETROLEUM COMPANY



December 8, 2003                              By: /s/ John S. Weatherly
                                                  ------------------------------
                                                  John S. Weatherly
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER                           DESCRIPTION
--------------                           -----------
    99.1             Press release dated December 8, 2003 providing information regarding the sale of $100 million of senior unsecured
                     notes in a private placement. The seven-year notes will
                     carry a coupon rate of 9.75% with a maturity on December 5,
                     2010.